UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2017 (May 17, 2017)

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Exact name of Registrant as specified in its Charter)

Luxembourg	001-34354	98-0554932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
40, avenue Monterey
L-2163 Luxembourg
Grand Duchy of Luxembourg
(Address of principal executive offices including zip code)

+352 2469 7900
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 17, 2017, Altisource Portfolio Solutions S.A. (the “Company”) held its 2017 annual meeting of shareholders (the “Annual Meeting”) followed by an extraordinary meeting of shareholders (the “Extraordinary Meeting”). A quorum was present for each of the meetings.

The final results for each matter submitted to a vote of shareholders at the Annual Meeting were as follows:

(i)	The following Directors were elected for a one (1) year term and/or until their successors are duly elected and qualified by the following vote:

Name	For	Against	Abstentions	Broker Non-Votes
Orin S. Kramer	16,112,270	51,540	4,886	1,286,314
W. Michael Linn	15,974,958	188,859	4,879	1,286,314
Roland Müller-Ineichen	16,145,461	18,349	4,886	1,286,314
William B. Shepro	16,149,238	14,572	4,886	1,286,314
Timo Vättö	16,143,277	20,033	5,386	1,286,314
Joseph L. Morettini	16,147,788	16,022	4,886	1,286,314

(ii)
The appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered certified public accounting firm for the year ending December 31, 2017 and the appointment of Atwell S.à r.l. as the Company’s certified auditor (Réviseur d’Entreprises) for the same period were approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
17,426,246	16,710	12,054	N/A

(iii)
The appointment of Michelle D. Esterman, Chief Financial Officer of the Company, as the supervisory auditor (Commissaire aux Comptes) to report on the Company’s unconsolidated annual accounts prepared in accordance with accounting principles generally accepted in Luxembourg (the “Luxembourg Annual Accounts”) for the years ending December 31, 2017 through December 31, 2022, or until her successor is duly elected and qualified, and the ratification of her appointment by the Board of Directors as the supervisory auditor to report on the Luxembourg Annual Accounts for the years ended December 31, 2009 through December 31, 2016 were approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
17,419,072	23,943	11,995	N/A

(iv)
The Luxembourg Annual Accounts for the year ended December 31, 2016 and the Company’s consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States including a footnote reconciliation of equity and net income to International Financial Reporting Standards (together with the Luxembourg Annual Accounts, the “Luxembourg Statutory Accounts”) as of and for the year ended December 31, 2016 were approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
17,223,846	17,870	213,294	N/A

(v)
The receipt and approval of the Directors’ reports for the Luxembourg Statutory Accounts for the year ended December 31, 2016 and the receipt of the reports of the supervisory auditor (Commissaire aux Comptes) for the Luxembourg Annual Accounts for the years ended December 31, 2009 through December 31, 2016 were approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
17,220,603	21,676	212,731	N/A

(vi)	The allocation of the results in the Luxembourg Annual Accounts for the year ended December 31, 2016 was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
17,222,006	21,189	211,815	N/A

(vii)
The discharge of each of the Directors of the Company for the performance of their mandates for the year ended December 31, 2016 and the discharge of the supervisory auditor (Commissaire aux Comptes) for the performance of her mandate for the years ended December 31, 2009 through December 31, 2016 were approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
16,144,850	15,569	8,277	1,286,314

(viii)	The renewal of the Company’s share repurchase program whereby the Company is authorized to repurchase shares of its common stock within certain limits was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
14,983,429	1,180,421	4,846	1,286,314

(ix)	The compensation of the Company’s named executive officers as disclosed in the Company’s joint proxy statement (“Say-on-Pay”) was approved on an advisory (non-binding) basis by the following vote:

For	Against	Abstentions	Broker Non-Votes
16,092,544	72,071	4,081	1,286,314

(x)	A frequency of every “one year” for future shareholder advisory votes on executive compensation (“Say-on-Frequency”) was approved on an advisory (non-binding) basis by the following vote:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
15,732,645	1,035	285,537	149,479	1,286,314

The final results for each matter submitted to a vote of shareholders at the Extraordinary Meeting were as follows. The Company did not receive any broker non-votes with respect to any of the proposals presented.

(i)
The amendment of the Company’s Articles of Incorporation to renew and extend the authorization of the Board of Directors to issue shares of the Company’s common stock, within the limits of the Company’s authorized share capital of one hundred million dollars ($100,000,000) and, in connection with any such issuance, to limit or cancel the preferential subscription rights of shareholders, each for a period of five (5) years, as set forth in the proposed Amended and Restated Articles of Incorporation and the receipt of the report issued by the Board of Directors pursuant to article 32-3 (5) of the Luxembourg Law of 10 August 1915 on commercial companies, as amended (the “Luxembourg Company Law”) were approved by the following vote:

For	Against	Abstentions
12,138,887	1,302,308	4,364

(ii)
The amendment of the Company’s Articles of Incorporation to effectuate recent changes in the Luxembourg Company Law and to make certain other administrative changes, was approved by the following vote:

For	Against	Abstentions
13,157,881	282,106	5,572

Each of the foregoing proposals for the Annual Meeting and for the Extraordinary Meeting is more fully described in the joint proxy statement filed by the Company with the Securities and Exchange Commission on April 6, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2017

Altisource Portfolio Solutions S.A.

By:	/s/ Kevin J. Wilcox
Name:	Kevin J. Wilcox
Title:	Chief Administration and Risk Officer